UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2017
PRA Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) and (b) PRA Group, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 1, 2017, at which the Company’s stockholders voted as follows on the matters set forth below:

1.
Election of Directors. The Company’s stockholders elected the following nominees to serve as directors until the 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified based upon the following votes:

	For	Withheld	Broker Non-Votes
James A. Nussle	36,258,039	3,099,147	4,036,189
Scott M. Tabakin	36,419,277	2,937,909	4,036,189

2.
Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017 based upon the following votes:

For	Against	Abstain
43,101,750	173,707	117,918

3.
Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers (“Say-on-Pay”) based upon the following votes:

For	Against	Abstain	Broker Non-Votes
36,213,892	2,903,864	239,430	4,036,189

4.	Advisory Vote to Approve Frequency of Future Say-on-Pay Votes. The Company’s stockholders approved on an advisory basis an annual Say-on-Pay vote based upon the following votes:

1 Year	2-Year	3-Year	Broker Non-Votes
34,968,277	21,337	4,164,858	4,036,189

Item 7.01    Regulation FD Disclosure

Beginning June 6, 2017, executive management of PRA Group, Inc. (the “Company”) will meet with investors, analysts and others. A copy of the presentation that will be used during the meetings is available in the Investor Relations section of the Company’s website at http://ir.pragroup.com/events.cfm.

None of the information furnished in this Item 7.01 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: June 5, 2017	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer